CERTIFICATION OF CHIEF EXECUTIVE OFFICER & PRINCIPAL ACCOUNTING OFFICER

EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of 4309, Inc. (the Company ) for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the Report ), I, Paul Poetter, Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, subject to the disclosure of deficiencies in the Company ’ s disclosure controls and procedures set forth in Item 9A  of the Report:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 22, 2009

/s/ Paul Poetter
Paul Poetter
President/Director Chief Executive Officer and Chief Financial Officer